TURNER FUNDS

Turner Large Growth Fund

Turner Midcap Growth Fund

Institutional Class

Investor Class

Retirement Class

Supplement dated September 15, 2014

to the Prospectus dated January 31, 2014

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUS AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS.  CAPITALIZED TERMS USED IN THIS SUPPLEMENT AND NOT OTHERWISE DEFINED SHALL HAVE THE MEANING GIVEN TO THEM IN THE PROSPECTUS.

On September 12, 2014, the Board of Trustees (the “Board”) of the Turner Funds approved the reorganization of Turner Large Growth Fund (the “Large Growth Fund”) into Turner Midcap Growth Fund (the “Midcap Growth Fund”).  The Board’s decision to reorganize the Large Growth Fund is subject to shareholder approval. If you are a shareholder of record of the Large Growth Fund as of a record date (the “Record Date”) expected to be established in October 2014, you will be eligible to vote at a Special Meeting of Shareholders.  If you become a shareholder after the Record Date, you will not be eligible to vote at the Special Meeting. All shareholders of record as of the Record Date will receive a proxy statement relating to the proposed reorganization describing its terms in detail.  This Special Meeting is expected to take place during the first quarter of 2015.

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In anticipation of the reorganization, the Board has determined to close the Large Growth Fund to new investors effective September 30, 2014.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

TUR-FS-30-03